SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934 (Amendment No.       )

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AEGON/TRANSAMERICA SERIES FUND, INC.

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT DATED JULY 26, 2002
AEGON/TRANSAMERICA SERIES FUND, INC.
ON BEHALF OF PBHG/NWQ VALUE SELECT

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll Free) 1-800-851-9777

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished to the Policyowners invested in the PBHG/NWQ Value Select portfolio (the “Portfolio”) of AEGON/Transamerica Series Fund, Inc. (the “Fund”), to provide information regarding the approval, by the Board of Directors (referred to herein as the “Board” or “Directors”), of a new sub-advisory agreement (the “Sub-Advisory Agreement”) on behalf of the Portfolio, dated May 1, 2002, between AEGON/Transamerica Fund Advisers, Inc. (“ATFA” or “Investment Adviser”) and NWQ Investment Management Company, Inc. (“NWQ” or “Sub-Adviser”) and Pilgrim Baxter & Associates, Ltd. (“Pilgrim Baxter”), respective copies of which are attached hereto as Exhibit A. The Sub-Advisory Agreement contains substantially identical terms as the former sub-advisory agreement relating to the Portfolio between ATFA and NWQ, which has served as sub-adviser to the Portfolio since January 1, 1997.

This information statement is provided in lieu of a proxy statement to shareholders as of June 30, 2002, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits ATFA to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Directors who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of those parties (“Independent Directors”), without obtaining shareholder approval. This information statement will be mailed on or about July 26, 2002.

The Fund, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation. The Fund’s principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

GENERAL INFORMATION

On December 10, 2001, based on ATFA’s recommendation, a majority of the Directors, including a majority of the Independent Directors, unanimously approved the Sub-Advisory Agreements and the selection by ATFA of NWQ and Pilgrim Baxter to serve as co-sub-advisers to the Portfolio. With the addition of Pilgrim Baxter, the investment strategy brings together the benefits of traditional value investing utilized by NWQ and the opportunistic value style investing utilized by Pilgrim Baxter. The Board determined that the modification to the Portfolio’s investment strategy and the hiring of an additional unaffiliated sub-adviser may attract new assets and serve in the best interests of the Portfolio shareholders by possibly lowering expenses. See “Board Consideration of the Sub-Advisory Agreements” below.

The Sub-Advisory Agreements contains terms and conditions substantially similar to those of the sub-advisory agreement with NWQ except as more fully described below under “Terms of the Sub-Advisory Agreement.”

Section 15 of the 1940 Act requires that a majority of the Portfolio’s outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, ATFA, on behalf of the Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements on behalf of certain portfolios without receiving prior shareholder approval. On December 15, 1998, shareholders of the Portfolio authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreements do not require shareholder consent.

THE INVESTMENT ADVISER

ATFA serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) dated as of January 1, 1997. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on March 18, 2002. The Advisory Agreement was last approved by Policyowners on December 16, 1996.

ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a wholly-owned direct subsidiary of AUSA Holding Company (“AUSA”). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.

The Investment Adviser’s directors and principal officer, together with their principal occupations, are listed in Exhibit B. No officer or Director of the Fund (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by, or under common control with the Investment Adviser.

TERMS OF THE ADVISORY AGREEMENT

Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Portfolio, and the composition of the Fund’s portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Portfolio at the rate of 0.80% of the Portfolio’s average daily net assets.

ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of the Fund. ATFA also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, the Fund’s custodian, and AEGON/Transamerica Fund Services, Inc., the Fund’s transfer and dividend disbursing agent. The management services of ATFA for the Fund are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

In connection with its management of the business affairs of the Fund, ATFA bears the following expenses: (a) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of the Directors who are not affiliated persons of ATFA or the Portfolio’s sub-adviser; (b) all expenses incurred by ATFA or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by a Portfolio, as described below; and (c) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

Under the terms of the Advisory Agreement, the Portfolio is responsible for the payment of the following expenses: (a) the fees payable to the Investment Adviser; (b) the fees and expenses of Directors, who are not affiliated persons of the Investment Adviser or the Portfolio’s sub-adviser, on a pro-rata basis with the other portfolios in the Fund; (c) the fees and certain expenses of the Portfolio’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Adviser in connection with its obligation of maintaining required records of the Portfolio and pricing of Portfolio shares; (d) the charges and expenses of the Fund’s legal counsel and independent accountants with respect to the Portfolio; (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by the Portfolio to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member on behalf of the Portfolio; (h) the Portfolio’s proportionate cost of fidelity and liability insurance; (i) the Portfolio’s proportionate share of the fees and expenses involved in registering and maintaining registration of the Fund with the SEC and qualifying the Portfolio’s shares under state securities laws, including the preparation and printing of the Fund’s registration statement and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the Policyowners, and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business as it relates to the Portfolio.

The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement, in accordance with its terms, had an initial term of two years from the date of execution, and continues in effect from year to year so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned, and may be terminated, without penalty, by vote of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act), or by the Directors of the Fund or by ATFA, upon 60 days’ written notice to the Fund.

ATFA acts as investment adviser to the following investment companies, in addition to the Fund: IDEX Mutual Funds, Transamerica Occidental Life Insurance Company Separate Account Fund B and Transamerica Income Shares, Inc.

INFORMATION CONCERNING THE SUB-ADVISER

NWQ is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. Pilgrim Baxter is located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Both NWQ and Pilgrim Baxter are registered investment advisers. NWQ, with its affiliates, had approximately $7.3 billion in assets under management as of June 30, 2002. Pilgrim Baxter, with its affiliates, had approximately $10.5 billion in assets under management as of June 30 2002. Exhibit B sets forth certain information concerning the principal executive officer and directors of NWQ and Pilgrim Baxter. No officer or director of the Fund is an officer, employee, director or shareholder of NWQ or Pilgrim Baxter. No officer or director of the Fund owns securities or has any other material direct or indirect interest in NWQ or Pilgrim Baxter or is a person controlling, controlled by or under common control with NWQ or Pilgrim Baxter.

NWQ and Pilgrim Baxter’s investment advisers provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company portfolio advised or sub-advised by NWQ and Pilgrim Baxter with an investment objective similar to that of the Portfolio.

On May 29, 2002, the John Nuveen Company (“Nuveen”), through its Nuveen Investments subsidiary, announced the acquisition of NWQ. The acquisition of NWQ by Nuveen is deemed a “change of control” of NWQ, and therefore, will result in an “assignment” of the Sub-Advisory Agreement, as defined in the 1940 Act. The transaction is expected to be mid-summer. As required by the 1940 Act, the Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Therefore, in connection with the acquisition and in accordance with the Order as described herein, on June 10, 2002, the Directors of the Portfolio approved the continuation of NWQ’s Sub-Advisory Agreement. The terms and sub-advisory fees of the current co-Sub-Advisory Agreement with NWQ remains unchanged. NWQ will be renamed NWQ Investment Management Company, LLC.

Investment Strategy

The name of the Portfolio has been changed to PBHG/NWQ Value Select as a result of the change in sub-adviser. The investment objective of the Portfolio is to seek to achieve maximum, consistent total return with minimal risk to principal.

The Portfolio uses a multi-manager approach, relying upon NWQ and Pilgrim, each with different investment philosophies, to manage segments of the Portfolio’s assets under the general supervision of ATFA. Both NWQ and Pilgrim Baxter seek to achieve its objective by investing principally in: common stocks (the portfolio consists primarily of mid-capitalization to large capitalization companies, with market capitalizations at the time of investment in excess of $1.5 billion); money market and short-term instruments (Treasury Bills); REIT’s; Convertible Equities; ADR’s; and exchange-listed foreign stocks.

NWQ employs a more traditional, intrinsic value-oriented approach to investing, utilizing a “bottom-up” discipline and invests in undervalued companies which possess perceived catalysts exist to unlock value or increase profitability. NWQ’s research team performs extensive bottom-up research on companies focusing on qualitative factors such as restructuring, managing strength, shareholder orientation, and the ability to capitalize on improving industry fundamentals. In addition, a broad range of quantitative valuation screens are applied: price-to-cash flow; price-to-book; price-to-earnings; and quality of earnings. The portfolios are diversified across companies representing strong risk/return characteristics. NWQ considers the following when making a security selection:

•	Valuation: Earnings/cash flow, margins, quality of earnings

•	Qualitative: Management, competitive position, strategy

•	Catalysts: Change in fundamentals, industry consolidation, hidden assets

Pilgrim Baxter employs an opportunistic value style, using both quantitative and fundamental techniques. Pilgrim Baxter first creates a large universe of stocks with share prices considered lower than their perceived current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company’s earning power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages like brand or trade name or market niche, its management team and its current and future business prospects. Using its own fundamental research and a “bottom-up” discipline, Pilgrim Baxter identifies those companies which are currently out of market favor but have potential to achieve significant appreciation as the marketplace recognizes their fundamental value. A security may be sold when it becomes overvalued relative to the market, shows deteriorating fundamentals, falls short of Pilgrim Baxter’s expectations, or for other reasons.

THE MULTI-MANAGER APPROACH

The multi-manager approach seeks to take advantage of the best investment ideas of NWQ and Pilgrim Baxter. NWQ and Pilgrim Baxter manages a portion of the Portfolio’s assets, and is generally expected to select a relatively small number of securities (approximately 20 per sub-adviser) for its segment of the Portfolio’s assets. Such a focused security selection process requires both NWQ and Pilgrim Baxter to select only the investment ideas that have, in its view, the greatest return potential.

ATFA may allocate assets from time to time between the segments of the Portfolio managed by NWQ and Pilgrim Baxter, respectively. ATFA anticipates allocation of Portfolio cash flows equally between Pilgrim Baxter and NWQ, however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

TERMS OF THE SUB-ADVISORY AGREEMENTS

The following summary of the Sub-Advisory Agreements is qualified in its entirety by reference to the copy of the Sub-Advisory Agreements attached as Exhibit A to this Information Statement.

Under the Sub-Advisory Agreements, NWQ and Pilgrim Baxter are each compensated by ATFA (and not the Portfolio) at an annual rate of (i) 50% of the amount received by the Investment Adviser, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio’s assets managed by the Co-Sub-Adviser during such period. The Sub-Advisory Agreements provides that, subject to ATFA’s and the Board’s supervision, NWQ and Pilgrim Baxter are responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, NWQ and Pilgrim Baxter also provide ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.

The Sub-Advisory Agreements will remain in full force and effect for a period of two years from the date of their execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval, provided, however, that (1) each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio’s management agreement with ATFA, and (3) each Sub-Advisory Agreement may be terminated at any time by NWQ or Pilgrim Baxter or ATFA on 60 days’ written notice to the other party to the Sub-Advisory Agreement.

The Sub-Advisory Agreements provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, NWQ and Pilgrim Baxter will not be liable for any act or omission in connection with their activities as co-sub-advisers to the Portfolio.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENTS

At an in-person meeting of the Board, at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered, and unanimously approved, the Sub-Advisory Agreements. In considering the approval of the Sub-Advisory Agreements, the Directors, including the Independent Directors, considered whether the approval of the Sub-Advisory Agreements was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by ATFA, NWQ and Pilgrim Baxter. ATFA explained to the Directors the research, review and selection process that it employed to identify potential candidates to include as co-sub-adviser with the current sub-adviser, which included the review of due diligence materials from the candidates by ATFA. ATFA explained the reasons why it selected NWQ and Pilgrim Baxter, and why it recommended that the Directors approve NWQ and Pilgrim Baxter as the Portfolio’s new co-sub-advisers.

The Board considered a number of factors in approving NWQ and Pilgrim Baxter, including: (i) history and background in managing portfolios for other clients; (ii) investment philosophy, long-term performance record, and the experience and background of the personnel who would be responsible for managing the Portfolio’s assets; (iii) performance relative to its peers; (iv) facilities and compliance procedures; (v) the nature, quality and extent of services expected to be provided to the Portfolio; (vi) each firm’s reputation in the asset management industry; (vii) the size and structure of each firm, as well as the amount of assets that each firm currently manages; and (viii) demonstrated ability to consistently add value relative to the Portfolio’s benchmark.

The Board discussed and reviewed the terms of the Sub-Advisory Agreements, noting that the material terms of the Sub-Advisory Agreements are substantially similar to those of the prior sub-advisory agreement between ATFA and NWQ. Under the prior sub-advisory agreement between ATFA and NWQ, the sub-advisory fee was payable at the rate of 0.50% of the Portfolio’s average daily net assets, less 50% of excess expenses. Under the new sub-advisory agreements between ATFA, NWQ and Pilgrim Baxter, the Co-Sub-Advisers shall receive a monthly investment management fee equal to (i) 50% of the amount received by the Investment Adviser, less (ii) 50% of the amount paid by ATFA on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio’s assets managed by the Co-Sub-Adviser during such period.

During the Portfolio’s most recently completed fiscal year ended December 31, 2001, NWQ received an aggregate of $627,209 from ATFA for services rendered to the Portfolio. The aggregate amount of investment management fees paid by ATFA had the new sub-advisory agreements been in place during the Portfolio’s most recently completed fiscal year would have been the same.

In determining whether it was appropriate to approve the Sub-Advisory Agreements, the Board requested information, provided by ATFA, NWQ and Pilgrim Baxter, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Directors approved the Sub-Advisory Agreements on the basis of the following considerations, among others:

•
The sub-advisory fees payable to NWQ and Pilgrim Baxter are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of NWQ and Pilgrim Baxter’s relationship with the Portfolio, and the comparability of the proposed fee to fees paid by comparable management investment companies;

•
The nature, quality and extent of the investment sub-advisory services expected to be provided by NWQ and Pilgrim Baxter, in light of each of their disciplined investment methodology, the high quality services provided to other management investment companies advised by NWQ and Pilgrim Baxter, and the historic performance of accounts managed by NWQ and Pilgrim Baxter, including achievement of stated investment objectives;

•	NWQ and Pilgrim Baxter’s representations regarding its staffing and capabilities to manage the Portfolio, including the retention of personnel with significant portfolio management experience;

•
NWQ and Pilgrim Baxter’s entrepreneurial commitment to the management and success of the Portfolio, which could entail a substantial commitment of resources to the successful operation of the Portfolio; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of NWQ and Pilgrim Baxter.

Based upon its review of the information requested and provided, the Board concluded that the Sub-Advisory Agreements are in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Sub-Advisory Agreements.

PRINCIPAL SHAREHOLDERS

As of June 30, 2002, the Portfolio had 13,883,383.253 shares of beneficial interest, representing a cash value of $186,512,590.35. The shareholders of the Portfolio are: AUSA Life Insurance Company, Inc., Transamerica Life Insurance Company, Western Reserve Life Assurance Co. of Ohio and Transamerica Occidental life Insurance Company.

POLICYOWNER PROPOSALS

As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of AEGON/Transamerica Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORT

The Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. Any such request should be directed to the Fund by calling (800) 851-9777 or by writing ATSF at P.O. Box 5068, Clearwater, Florida 33758-5068.

ADDITIONAL INFORMATION

The Fund’s investment adviser, ATFA, and its transfer agent and administrator, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund’s principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

By Order of the Board of Directors,

John K. Carter, Esq., Secretary
AEGON/Transamerica Series Fund, Inc.
St. Petersburg, Florida

Exhibit A

SUB-ADVISORY AGREEMENT
BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC.
AND
NWQ INVESTMENT MANAGEMENT COMPANY, INC.

SUB-ADVISORY AGREEMENT, made as of the 1st day of May, 2002 between AEGON/Transamerica Fund Advisers, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and NWQ Investment Management Company, Inc. (“Co-Sub-Adviser”), a corporation organized and existing under the laws of the State of Massachusetts.

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended (“Advisory Agreement”), with the AEGON/Transamerica Series Fund, Inc. (the “Fund”), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Fund is authorized to issue shares of PBHG/NWQ Value Select (the “Portfolio”) a separate series of the Fund; and

WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as a sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Co-Sub-Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.	Appointment.

Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

EXA-1

2.	Duties of the Co-Sub-Adviser.

A.
Investment Sub-Advisory Services. Subject to the supervision of the Fund’s Board of Directors (“Board”) and the Investment Adviser, the Co-Sub-Adviser shall act as the investment Co-Sub-Adviser and shall supervise and direct the investments of the Portfolio’s assets under its management in accordance with the Portfolio’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio’s investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)
place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

B.	Additional Duties of Co-Sub-Adviser. In addition to the above, Co-Sub-Adviser shall:

(1)
furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2)
cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

EXA-2

C.
Further Duties of Co-Sub-Adviser. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund’s Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3.	Compensation.

For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by the Investment Adviser, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio’s assets managed by the Co-Sub-Adviser during such period. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4.	Duties of the Investment Adviser.

A.
The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Co-Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

B.
The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”).

EXA-3

(2)	The By-Laws of the Fund as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)
The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);

(5)	The Fund’s Prospectus (as defined above); and

(6)
A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C.
During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5.	Brokerage.

A.
The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good

EXA-4

faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Co-Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.
On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

C.
In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

6.	Ownership of Records.

The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

7.	Reports.

The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as

EXA-5

the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8.	Services to Others Clients.

Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.	Representations of Co-Sub-Adviser.

The Co-Sub-Adviser represents, warrants, and agrees as follows:

A.
The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B.
The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C.
The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

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The Investment Adviser represents, warrants, and agrees as follows:

The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub- Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

10.	Indemnification.

The Co-Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Co-Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Co-Sub-Adviser against any liability to any Portfolio or its shareholders, or the Adviser, to which the Co-Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement relating to the Portfolio’s assets under its management (“disabling conduct”). The Adviser will indemnify the Co-Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Co-Sub-Adviser. The Co-Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

11.	Term of Agreement.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding voting securities. Unless sooner terminated as provided

EXA-7

herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

12.	Termination of Agreement.

This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund’s Board by giving 60 days’ written notice of such termination to the Co-Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order–Release No. 23379–under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Co-Sub-Adviser by giving 60 days’ written notice of such termination to the Fund’s Board and the Investment Adviser at their respective principal places of business.

13.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

14.	Co-Sub-Adviser Name.

It is understood and hereby agreed that “NWQ” is the property of the Co-Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that, in the event that the Co-Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Fund, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include “NWQ” provided,

EXA-8

however, that the Investment Adviser and the Fund may continue to use “NWQ” if the Co-Sub-Adviser consents specifically in writing to such use.

15.	Miscellaneous.

A.
Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.
Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.
Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.
Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.
Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.

EXA-9

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:		By:
Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		NWQ INVESTMENT MANAGEMENT COMPANY, INC.

By:		By:
Name:		Name:
Title:		Title:

SUB-ADVISORY AGREEMENT
BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC.
AND
PILGRIM BAXTER & ASSOCIATES, LTD.

SUB-ADVISORY AGREEMENT, made as of the 1st day of May, 2002 between AEGON/Transamerica Fund Advisers, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Pilgrim Baxter & Associates, Ltd., (“Co-Sub-Adviser”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended (“Advisory Agreement”), with the AEGON/Transamerica Series Fund, Inc. (the “Fund”), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Fund is authorized to issue shares of PBHG/NWQ Value Select (the “Portfolio”) a separate series of the Fund; and

WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

EXA-10

WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as a sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Co-Sub-Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.	Appointment.

Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Co-Sub-Adviser.

A.
Investment Sub-Advisory Services. Subject to the supervision of the Fund’s Board of Directors (“Board”) and the Investment Adviser, the Co-Sub-Adviser shall act as the investment Co-Sub-Adviser and shall supervise and direct the investments of the Portfolio’s assets under its management in accordance with the Portfolio’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio’s investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)
place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

EXA-11

B.	Additional Duties of Co-Sub-Adviser. In addition to the above, Co-Sub-Adviser shall:

(1)
furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2)
cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

C.
Further Duties of Co-Sub-Adviser. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund’s Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3.	Compensation.

For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the amount received by the Investment Adviser, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio’s assets managed by the Co-Sub-Adviser during such period. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

EXA-12

4.	Duties of the Investment Adviser.

A.
The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Co-Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

B.
The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)	The By-Laws of the Fund as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)
The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);

(5)	The Fund’s Prospectus (as defined above); and

(6)
A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C.
During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public,

EXA-13

which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5.	Brokerage.

A.
The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Co-Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.
On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

C.
In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

EXA-14

6.	Ownership of Records.

The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

7.	Reports.

The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8.	Services to Others Clients.

Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.	Representations of Co-Sub-Adviser.

The Co-Sub-Adviser represents, warrants, and agrees as follows:

A.
The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the

EXA-15

services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B.
The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C.
The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

The Investment Adviser represents, warrants, and agrees as follows:

The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

10.	Indemnification.

The Co-Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Co-Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Co-Sub-Adviser against any liability to any Portfolio or its shareholders, or the Adviser, to which the Co-Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Adviser will indemnify the Co-Sub-Adviser against, and hold harmless from, any and all losses, claims,

EXA-16

damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. The Co-Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

11.	Term of Agreement.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

12.	Termination of Agreement.

This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund’s Board by giving 60 days’ written notice of such termination to the Co-Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order—Release No. 23379—under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Co-Sub-Adviser by giving 60 days’ written notice of such termination to the Fund’s Board and the Investment Adviser at their respective principal places of business.

EXA-17

13.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

14.	Co-Sub-Adviser Name.

It is understood and hereby agreed that “Pilgrim Baxter” and “PBHG” the property of the Co-Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that, in the event that the Co-Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Fund, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include “Pilgrim Baxter” or “PBHG” provided, however, that the Investment Adviser and the Fund may continue to use “Pilgrim Baxter” or “PBHG” if the Co-Sub-Adviser consents specifically in writing to such use.

15.	Miscellaneous.

A.
Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.
Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.
Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.
Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

EXA-18

E.
Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:		By:
Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		PILGRIM BAXTER & ASSOCIATES, LTD

By:		By:
Name:		Name:
Title:		Title:

EXA-19

Exhibit B

Directors and Principal Officer of the Investment Adviser

The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser	Principal Occupation/Position

Brian C. Scott, Director and Chief Executive Officer
President & Chief Executive Officer of IDEX Mutual Funds (2002-present); President of Endeavor Management Co. from June 2001 to December 2001; Director, President and Chief Executive Officer of Idex Management, Inc. (2001-present); Director, Idex Investor Services, Inc. (January, 2002-present); Director, President & Chief Operating Officer of AEGON/ Transamerica Fund Services, Inc. (January 2002-present); Chief Marketing Officer of the Financial Markets Division of AEGON Group (June 1992-June 2001).

Larry N. Norman, Director and Chairman
Executive Vice President, Chief Operating Officer of AEGON USA (Cedar Rapids, Iowa); Trustee of IDEX Mutual Funds; Director of AEGON/Transamerica Series Fund, Inc.; Manager of Transamerica Occidental Life Insurance Company Separate Life Account Fund B.

Douglas C. Kolsrud, Director
Senior Vice President of Transamerica Occidental Life Insurance Company (November 1999-June 2002); Corporate Actuary and Senior Vice President of Transamerica Life Insurance Company (April 1998-April 2002); Senior Vice President of AUSA Life Insurance Company (April 1998-April 2002); Senior Vice President of Transamerica Life Insurance and Annuity Company
(-June 2002); Director of Idex Investor Services, Inc. (January 2002-Present); Director of Idex Management, Inc. (January 2002-Present); Director and Executive Vice President of AEGON USA, Inc. (May 2002-Present); Senior Vice President of AUSA Holding Company (May 1999-Present); Director (May 1998-December 2001), Executive Vice President (November 1997-May 1998), and President (May 1998-February 2001) of AEGON USA Investment Management, L.L.C.; Director of AEGON/ Transamerica Fund Services, Inc. (January 2002-Present); Director of AEGON/Transamerica Fund Advisers, Inc. (December 2002-Present); Director of Transamerica Investment Management, LLC (Present); and Executive Vice President of AEGON U.S. Corporation (May 2002-Present).

EXB-1

All Officers as set forth above, except Mr. Kolsrud, serve as an officer and Director of the Fund.

Directors and Principal Officer of NWQ

The address of each of the following persons is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.

Name and Position with Sub-Adviser	Principal Occupation/Position

Michael C. Mendez, President, CEO, COO & Director	CEO, NWQ

Mary G. Slaven, Secretary & CFO	CFO, NWQ

Edward C. Friedel, Director & Managing Director	Managing Director & Portfolio Manager, NWQ

Jon D. Bosse, Director	CIO & Portfolio Manager, NWQ

Scott F. Powers, Director	CEO & Director, Old Mutual Holdings, Inc. & Old Mutual Asset Managers, LLC

Directors and Principal Officer of Pilgrim Baxter

The address of each of the following persons is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

Name and Position with Sub-Adviser	Principal Occupation/Position

Harold J. Baxter, Chairman, CEO & Director	Director & Chairman, The PBHG Funds, Inc.; Director & Officer of other Pilgrim Baxter affiliates.

Gary L. Pilgrim, President & Director	President, The PBHG Funds, Inc.; Director & Officer of other Pilgrim Baxter affiliates.

Eric C. Schneider, Sr.Vice President, CFO & Director	CFO & Treasurer, PBHG Fund Services; Director & Officer of other Pilgrim Baxter affiliates.

John M. Zerr, Sr. Vice President, General Counsel & Secretary	General Counsel & Secretary, PBHG Fund Services; Director & Officer of other Pilgrim Baxter affiliates.

EXB-2

Name and Position with Sub-Adviser	Principal Occupation/Position

Scott F. Powers, Director	CEO & Director, Old Mutual Holdings, Inc. & Old Mutual Asset Managers, LLC; Director of other Pilgrim Baxter affiliates.

John C. Kent, Director	Director, Old Mutual Holdings, Inc.; Director of other Pilgrim Baxter affiliates.

No officer or director of ATSF is an officer, employee, director or shareholder of NWQ or Pilgrim Baxter. No officer or director of ATSF owns securities or has any other material direct or indirect interest in NWQ or Pilgrim Baxter.

EXB-3

Exhibit C

NWQ does not manage any other registered investment companies with investment objectives similar to the Portfolio.

The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by Pilgrim Baxter.

Name of Portfolio with Similar Investment Objective	Net Assets as of December 31, 2001	Annual Management Fee Rate

PBHG Mid-Cap Value Fund of PBHG Funds	$462 million	0.85%

PBHG Mid-Cap Value Portfolio of PBHG Insurance Series Fund	$3.5 million	0.85%

EXC-1

AEGON/TRANSAMERICA SERIES FUND, INC.
P.O. BOX 5068
CLEARWATER, FL
33758-5068

PRSRT STD
U.S.POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793